Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C and Class I
September 29, 2017
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information for Fidelity Advisor Consumer Discretionary Fund found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Ms. Shaw as of August 31, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$3,167	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$760	none	none

* Includes Fidelity Advisor® Consumer Discretionary Fund ($265 (in millions) assets managed).

As of August 31, 2017, the dollar range of shares of Fidelity Advisor® Consumer Discretionary Fund beneficially owned by Ms Shaw was none.

AFOC-AFOCIB-17-02 1.480127.147	October 23, 2017